Exhibit 23.1


                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into AppNet, Inc.'s previously filed Registration Statements on Form S-8, File Nos. 333-30756, 333-87769, and 333-82931.



                                                   ARTHUR ANDERSEN LLP

Vienna, Virginia
March 28, 2000